Ordinary Shares	6 Months Ended
Dec. 31, 2023
Ordinary Shares [Abstract]
ORDINARY SHARES

13. ORDINARY SHARES

On February 9, 2021, the Company issued 106,509 Class A Ordinary Shares to non-controlling shareholders of Pop Culture to acquire their 6.45% non-controlling interests in Pop Culture, which resulted in Pop Culture becoming a VIE fully controlled by the Company. The Company has accounted this acquisition of non-controlling interest as an equity transaction with no gain or loss recognized in accordance with ASC 810-10-45.

The subscription receivable presents the receivable for the issuance of Ordinary Shares of the Company and is reported as a deduction of equity. Subscription receivable has no payment terms nor any interest receivable accrual.

On July 2, 2021, the Company closed its initial public offering of 620,000 Class A Ordinary Shares. The Class A Ordinary Shares were priced at $60.0 per share, and the offering was conducted on a firm commitment basis. The Company received an aggregate amount of $34,839,398, representing payment in full to the Company of the purchase price for 620,000 shares in the aggregate amount of $37,200,000 less underwriting discounts and expenses pursuant to the underwriting agreement dated June 30, 2021.

Effective on October 27, 2023, the Company conducted a share consolidation of the Company’s issued and unissued Class A and Class B ordinary shares (the “Share Consolidation”). As a result of the Share Consolidation, each 10 Class A and Class B ordinary shares, par value US$0.001 per share, outstanding were automatically combined and converted into one issued and Outstanding ordinary share, par value US$0.01 per share, without any action on the part of the shareholders. All share numbers and per share amount as mentioned in the financial statements and the disclosure notes have been changed retrospectively to reflect the Share Consolidation.